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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                 AMENDMENT NO. 3

                                       TO

                                    FORM 8-K

                                    --------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 15, 2006
                                                         -----------------

                     TREMISIS ENERGY ACQUISITION CORPORATION
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    000-50682                20-0700684
------------------------------   -----------------------   ---------------------
 (State or Other Jurisdiction         (Commission              (IRS Employer
       of Incorporation)              File Number)           Identification No.)

          1775 Broadway, Suite 604, New York, New York             10019
---------------------------------------------------------  ---------------------
            (Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code:  (212) 397-1464
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[X]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

TREMISIS ENERGY ACQUISITION CORPORATION ("TREMISIS") HAS BEEN HOLDING
PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO
MIGHT BE INTERESTED IN PURCHASING TREMISIS' SECURITIES, REGARDING ITS MERGER
WITH RAM ENERGY, INC., AS DESCRIBED IN THE OCTOBER 2005 8-K AND AMENDMENT NO. 1
THERETO DATED NOVEMBER 11, 2005 AND AMENDMENT NO. 2 THERETO DATED FEBRUARY 15,
2006. THE OCTOBER 2005 8-K, TOGETHER WITH THE PRIOR AMENDMENTS AND THIS
AMENDMENT, AND ALL THE EXHIBITS INCLUDED THEREIN AND HEREIN, HAVE BEEN OR WILL
BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. ("EBC"), THE MANAGING UNDERWRITER OF TREMISIS' INITIAL
PUBLIC OFFERING ("IPO") CONSUMMATED IN MAY 2004, IS ASSISTING TREMISIS IN THESE
EFFORTS WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF ITS OUT-OF-POCKET
EXPENSES. TREMISIS AND ITS DIRECTORS AND EXECUTIVE OFFICERS, AND EBC MAY BE
DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECAL MEETING
OF TREMISIS STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.

STOCKHOLDERS OF TREMISIS AND OTHER INTERESTED PERSONS ARE ADVISED TO
READTREMISIS' PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, ITS DEFINITIVE
PROXY STATEMENT IN CONNECTION WITH TREMISIS' SOLICITATION OF PROXIES FOR THE
SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT
INFORMATION. SUCH PERSONS CAN ALSO READ TREMISIS' FINAL PROSPECTUS, DATED MAY
12, 2004, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE TREMISIS OFFICERS
AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL
CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL
BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON
THE MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE
PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: TREMISIS ENERGY
ACQUISITION CORPORATION, 1775 BROADWAY, SUITE 604, NEW YORK, NEW YORK 10019. THE
PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND
THE FINAL PROSPECTUS CAN ALSO BE OTAINED, WITHOUT CHARGE, AT THE SECURITIES AND
EXCHANGE COMMISSION'S INTERNET SITE (http://www.sec.gov).

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 20, 2005, Tremisis Energy Acquisition Corporation
("Tremisis") entered into an Agreement and Plan of Merger ("Merger Agreement")
with RAM Energy, Inc. and all of its stockholders ("Stockholders"). A wholly owned subsidiary of Tremisis, formed to effectuate the transactions contemplated by the Merger Agreement by merging with and into RAM Energy, Inc. ("Merger"), is also a party to the Merger Agreement. RAM Energy, Inc. will be the surviving corporation in the Merger, becoming a wholly owned subsidiary of Tremisis. The
Merger Agreement was amended on November 11, 2005 (as previously reported) and was further amended by Amendment No. 2 thereto dated as of February 15, 2006.

         The amendments to the Merger Agreement effected by Amendment No. 2 are largely of a technical nature meant to accommodate a closing in the second quarter of 2006 rather than the first quarter as previously anticipated. A copy of Amendment No. 2 to the Merger Agreement is filed herewith as Exhibit 10.12.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits:

Exhibit     Description
-------     -----------

10.12       Amendment No. 2, dated as of February 15, 2006, to Agreement and
            Plan of Merger dated October 20, 2005 among Tremisis Energy
            Acquisition Corporation, RAM Acquisition, Inc., RAM Energy, Inc.
            and the Stockholders of RAM Energy, Inc., as theretofore amended by Amendment No. 1 thereto dated November 11, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 15, 2006

                                    TREMISIS ACQUISITION CORPORATION

                                    By:    /s/ Lawrence S. Coben
                                           ---------------------
                                    Name:  Lawrence S. Coben
                                    Title: Chairman of the Board
                                           and Chief Executive Officer